DETTO TECHNOLOGIES, INC.

                           REPURCHASE OPTION AGREEMENT

      This Stock Issuance Agreement (the "Agreement") is made as of November 18, 2005, by and among Detto Technologies, Inc., a Delaware corporation (the "Corporation") and Stephen Elderkin (the "Stockholder").

                                R E C I T A L S :

      WHEREAS the Stockholder and the Corporation entered into that certain Purchase Agreement dated of even date herewith (the "Purchase Agreement") pursuant to which the Corporation agreed to issue 1,400,000 shares of the Corporation's Common Stock;

      WHEREAS as a condition to the issuance of the shares pursuant to the Purchase Agreement, the Stockholder agreed to enter into this Agreement; and

      WHEREAS all capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix, unless otherwise indicated.

      NOW, THEREFORE, it is hereby agreed as follows:

1. Issuance of Shares.

      (a) Issuance. The Company shall issue to the Stockholder 1,400,000 shares of the Corporation's Common Stock pursuant to the Purchase Agreement (the "Acquired Shares").

      (b) Shareholder Rights. Until such time as the Corporation exercises the Repurchase Right (as defined in Section 4(a) hereof), the Stockholder (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Acquired Shares, subject, however, to the transfer restrictions of this Agreement.

      (c) Escrow. The Corporation shall have the right to hold the Acquired Shares in escrow until those shares have vested in accordance with the Vesting Schedule and the Stockholder shall execute (in blank) the Assignment Separate from Certificate in the form attached hereto as Exhibit 2.

      (d) Compliance With Law. Under no circumstances shall shares of Common Stock or other assets be issued or delivered to the Stockholder pursuant to the provisions of this Agreement unless, in the opinion of counsel for the Corporation or its successors, there shall have been compliance with all applicable requirements of Federal and state securities laws, all applicable listing requirements of any stock exchange (or the NASDAQ National Market, if applicable) on which the Common Stock is at the time listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

2. Securities Law Compliance.

      (a) Exemption From Registration. The Stockholder acknowledges that the Acquired Shares have not been registered under the 1933 Act and are accordingly being issued to the Stockholder in reliance upon the exemption from such registration in accordance to the Purchase Agreement.

      (b) Disposition of Shares. The Stockholder hereby agrees that the Stockholder shall make no disposition of the Acquired Shares unless and until there is compliance with all of the following requirement: the Stockholder shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that: (A) the proposed disposition does not require registration of the Acquired Shares under the 1933 Act; or (B) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

         The Corporation shall not be required: (i) to transfer on its books any Acquired Shares which have been sold or transferred in violation of the provisions of this Agreement; or (ii) to treat as the owner of the Acquired Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Acquired Shares have been transferred in violation of this Agreement.

      (c) Restrictive  Legends. In order to reflect the restrictions  imposed by this Agreement upon the disposition of the Acquired Shares, the stock certificates for the Acquired Shares shall be endorsed with restrictive legends, including one or more of the following legends:

            (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF: (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT; (B) A `NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER; OR (C) SATISFACTORY ASSURANCES TO THE CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER."

            (ii) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS TO THE CORPORATION (OR ITS ASSIGNEES) UPON THE SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE SHARES. A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES. ANY TRANSFER IN VIOLATION OF SAID AGREEMENT IS NULL AND VOID."

3. Transfer Restrictions. The Stockholder shall not transfer, assign, encumber or otherwise dispose of any of the Acquired Shares which are subject to the Repurchase Right.

4. Repurchase Right.

      (a) Grant. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the ninety (90) day period following the date the Stockholder ceases for any reason to remain in Service, to repurchase at a price of $0.01 per share all or any portion of the Acquired Shares in which the Stockholder is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule or the special vesting acceleration provisions of Section 4(e) hereof (such shares to be hereinafter referred to as the "Unvested Shares").

      (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Stockholder prior to the expiration of the ninety (90) day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on or before the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to the Stockholder $0.01 per share.

      (c) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 4(b) hereof. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Acquired Shares in which the Stockholder vests in accordance with the following Vesting
Schedule:

            (i) the Stockholder shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Acquired Shares in a series of twenty-four successive equal monthly installments upon the Stockholder's completion of each additional month of Service over the twenty-four month period measured from the date of this Agreement.

      (d) Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other transaction affecting the outstanding
Common Stock as a class effective without the Corporation's receipt of consideration ("Recapitalization"), distributed with respect to the Acquired Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Acquired Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of securities subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

      (e) Change in Control. Immediately prior to the consummation of a Change in Control transaction, the Repurchase Right shall automatically lapse in its entirety and the Acquired Shares shall vest in full.

      (f) Death or Disability

            In the case of death of the Stockholder the Acquired Share shall vest in full. In the case of Disability, which shall mean the inability of the Stockholder remain in Service (or perform similar service to any one else) due to a physical or mental impairment, the Repurchase Right will be suspended until such time as the Stockholder can resume the Service. The Corporation will have a reasonable right to have the Disability confirmed by independent medical sources.


5. General Provisions.

      (a) Assignment. The Corporation may assign its Repurchase Right and/or its Special Purchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

      (b) No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon the Stockholder any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or the Stockholder, which rights are hereby expressly reserved by each, to terminate the Stockholder's Service at any time for any reason whatsoever, with or without cause.

      (c) Notices. Any notice required in connection with: (i) the Repurchase Right, or the Special Purchase Right; or (ii) the disposition of any Acquired Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Section 6(c) to all other parties to this Agreement.

      (d) No Waiver. The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right shall not constitute a waiver of any other purchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Stockholder or the Stockholder's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

      (e) Cancellation of Shares. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Acquired Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

      (f) Indemnification of the Corporation. The Stockholder agrees to indemnify and hold the Corporation free and harmless from any and all loss, damage or expense suffered by the Corporation resulting from any breach of this Agreement by the Stockholder or any inaccuracy or breach of any of the representations, warranties or covenants contained herein by the Stockholder.

6. Miscellaneous Provisions.

      (a) The Stockholder Undertaking. The Stockholder hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Stockholder or the Acquired Shares pursuant to the express provisions of this Agreement.

      (b) Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Purchase Agreement and shall in all respects be construed in conformity with the express terms and provisions of the Purchase Agreement.

      (c) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington without resort to that State's conflict-of-laws rules.

      (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      (e) Successors and Assigns. Subject to the transfer restrictions contained herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Stockholder and the Stockholder's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

      (f) Power of Attorney. The Stockholder's spouse hereby appoints the Stockholder his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. The Stockholder's spouse further gives and grants unto the Stockholder as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that the Stockholder shall lawfully do and cause to be done by virtue of this power of attorney.

      (g) Attorneys' Fees. In the event of any litigation between the parties to enforce any of the provisions of this Agreement, the non-prevailing party to such litigation agrees to pay the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred therein by the prevailing party, all of which shall be included in and be a part of the judgment in such litigation.

      (h) Time of Essence. Time is expressly made the essence of this Agreement and every provision hereof of which time of performance is a factor.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                     DETTO TECHNOLOGIES, INC,
                                     a Delaware corporation

                                     By:
                                        ---------------------------------------
                                         Larry Mana'o
                                         Chief Executive Officer



                                     By:
                                        ---------------------------------------
                                    Name:  Stephen Elderkin

                                        ---------------------------------------
                                                     [SIGNATURE OF SPOUSE]

                                        ---------------------------------------
                                                     [NAME OF SPOUSE]

                               Address:
                                        ---------------------------------------
                                        ---------------------------------------

                              APPENDIX TO EXHIBIT A


                                   DEFINITIONS

      A. "Board" shall mean the Corporation's Board of Directors.

      B. "Common Stock" shall mean the Corporation's common stock.

      C. "Change in Control" shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

            (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction;

            (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets; or

            (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

      D. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      E. "Fair Market Value" of a share of Common Stock on any relevant date, shall be the closing bid price of the Corporation's common stock; provided however, if the Corporation's Common Stock is not traded, quoted or listed on any exchange or national quotation system, the fair market value of a share of Common Stock shall be determined by the Corporation's Board of Directors after taking into account such factors as it shall deem appropriate.

      F. "1933 Act" shall mean the Securities Act of 1933, as amended.

      G. "Parent" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

H. "Reorganization" shall mean any of the following  transactions:

            (i) a merger or consolidation in which the Corporation is not the surviving entity,

            (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

            (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons other than those who held such securities immediately prior to the merger, or

            (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

      I. "SEC" shall mean the Securities and Exchange Commission.

      J. "Service" shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors, a consultant or an independent advisor.

      K. "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      L. "Vesting Schedule" shall mean the vesting schedule specified in Section 4(c) of this Agreement, subject to the special vesting acceleration provisions of Section 4(e) of this Agreement.